UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2023, the Board of Directors (the “Board”) of XPO, Inc. (the “Company”) expanded the size of the Board from eight to nine members with the appointment of John Wesley Frye as a member of the Board, effective immediately. Mr. Frye served as a 30-year executive with Old Dominion Freight Line, Inc. (ODFL), including 18 years as chief financial officer, until his retirement in 2015. Pursuant to the Company’s bylaws, Mr. Frye will serve as a director for an initial term until the Company’s 2023 annual meeting of stockholders.

As a non-employee director, Mr. Frye will be entitled to receive an annual cash retainer (currently $80,000) and an annual restricted stock unit (“RSU”) grant (currently $190,000 in value), which is granted on the first business day of each calendar year and vests on the first business day of the next calendar year. The number of RSUs granted is determined by dividing $190,000 by the average of the closing price of the Company’s common stock on the ten trading days immediately preceding the grant date. For his service as a director during 2023, Mr. Frye shall receive a prorated grant of 4,447 RSUs that will vest on January 2, 2024, subject to Mr. Frye’s continued service as a director of the Company.

Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Frye that would be reportable under Item 404(a) of Regulation S-K and Mr. Frye has no family relationships with any of the Company’s directors or executive officers.

Item 8.01. Other Events.

On March 9, 2023, the Company issued a press release announcing the appointment of Mr. Frye to the Board. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release of XPO, Inc. dated March 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2023	XPO, INC.
	By:	/s/ Christopher J. Signorello
Christopher J. Signorello
Chief Compliance Officer and Deputy General Counsel